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Exhibit 10.12

TECHWELL, INC.

AMENDMENT NO. 2 TO THE
FOURTH AMENDED AND RESTATED RIGHTS AGREEMENT

        THIS AMENDMENT NO. 2 TO THE FOURTH AMENDED AND RESTATED RIGHTS AGREEMENT (this "Amendment") is made and entered into as of the 21st day of June, 2006 by and among TECHWELL, INC., a Delaware corporation (the "Company"), and the signatories hereto, all of whom are parties to that certain Fourth Amended and Restated Rights Agreement dated as of March 11, 2005 (the "Fourth Rights Agreement").

RECITALS

        A.    The Company and certain stockholders of the Company (the "Stockholders") entered into the Fourth Rights Agreement in connection with the Company's Series F Preferred Stock financing.

        B.    The Company and certain stockholders amended the Fourth Rights Agreement by that certain Amendment No. 1 to the Fourth Amended and Restated Rights Agreement dated March 27, 2006 ("Amendment No. 1" and together with the Fourth Rights Agreement, the "Rights Agreement").

        C.    Terms not otherwise defined herein shall have the meaning given to them in the Rights Agreement.

        D.    Pursuant to Section 4.7 of the Rights Agreement, any provision of the Rights Agreement may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the Holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of the Registrable Securities. Notwithstanding the foregoing, the amendment or waiver (either generally or in a particular instance and either retroactively or prospectively) of Sections 3.5, 3.6, 3.7, 3.8 and 3.10 of the Rights Agreement shall also require the written consent of the Holders of at least a majority of the outstanding shares of the Company's Series E Preferred Stock and Series E-1 Preferred Stock, voting as a single class on an as-converted basis, and the provisions of Section 3.1, Section 3.2 (b) and Section 3.3 may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of sixty-six and two thirds percent (66 2/3%) of the Registrable Securities that are held by Major Investors. Any such amendment or waiver shall be binding on all of the Holders.

        E.    Section 2.16 of the Rights Agreement currently defines a "Qualified Offering" as the sale of the Company's Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement on Form S-1 under the Act which results in aggregate gross cash proceeds in excess of $50,000,000 to the Company and all holders of the Company's capital stock participating in such sale, including at least $25,000,000 in aggregate net proceeds of such sale to the Company, and the public offering price of which is not less than $10.00 per share (adjusted to reflect subsequent stock dividends, stock splits or recapitalization) (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction).

        F.     The Company's Board of Directors approved a change in the definition of "Qualified Offering" set forth in Section 2.16 of the Rights Agreement, such that a "Qualified Offering" shall mean either (a) in the case of an initial public offering that occurs on or prior to July 31, 2006, the sale of the Company's Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement on Form S-1 under the Act which results in aggregate gross cash proceeds in excess of $40,000,000 to the Company and all holders of the Company's capital stock participating in such sale, including at least $20,000,000 in aggregate net proceeds of such sale to the Company, and the public offering price of which is not less than $9.00 per share (adjusted to reflect subsequent stock dividends, stock splits or recapitalization) (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction, or (ii) in the case of an initial public offering that occurs following July 31, 2006, the sale of the Company's Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement on Form S-1 under the Act which results in aggregate gross cash proceeds in excess of $50,000,000 to the Company and all holders of the Company's capital stock participating in such sale, including at least $25,000,000 in aggregate net proceeds of such sale to the Company, and the public offering price of which is not less than $10.00 per share (adjusted to reflect subsequent stock dividends, stock splits or recapitalization) (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction).

        NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth and other due and valid consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

        1.    Change in Definition of Qualifying IPO.    The parties hereto agree that Section 2.16 of the Rights Agreement shall be amended and replaced in its entirety with the following:

          "1.14    Termination of Registration Rights.    No Holder shall be entitled to exercise any right provided for in this Section 2: (a) after five (5) years following either (i) in the case of an initial public offering that occurs on or prior to July 31, 2006, the sale of the Company's Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement on Form S-1 under the Act which results in aggregate gross cash proceeds in excess of $40,000,000 to the Company and all holders of the Company's capital stock participating in such sale, including at least $20,000,000 in aggregate net proceeds of such sale to the Company, and the public offering price of which is not less than $9.00 per share (adjusted to reflect subsequent stock dividends, stock splits or recapitalization) (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction, or (ii) in the case of an initial public offering that occurs following July 31, 2006, the sale of the Company's Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement on Form S-1 under the Act which results in aggregate gross cash proceeds in excess of $50,000,000 to the Company and all holders of the Company's capital stock participating in such sale, including at least $25,000,000 in aggregate net proceeds of such sale to the Company, and the public offering price of which is not less than $10.00 per share (adjusted to reflect subsequent stock dividends, stock splits or recapitalization) (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction) (a "Qualified Offering") or (b) at and after such time following the Company's initial public offering as such Holder holds Registrable Securities equal to one percent (1%) or less of the outstanding stock of the Company and is able to dispose of all of its Registrable Securities in any three-month period without registration pursuant to the provisions of Rule 144.

        2.    Effect of this Amendment.    Except as modified by this Amendment, all other terms and conditions of the Rights Agreement shall remain in full force and effect, and this Amendment shall be governed by all provisions thereof.

        3.    Defined Terms.    Capitalized terms used herein but not otherwise defined herein shall have the meanings as set forth in the Rights Agreement.

        4.    Counterparts.    This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

        5.    Facsimile Signatures.    This Amendment may be executed and delivered by facsimile and, upon such delivery, the facsimile will be deemed to have the same effect as if the original signature had been delivered to the other party. Each of the Stockholders and each future holder of Registrable Securities agrees to deliver to the Company the original signature copy. However, the failure to deliver the original signature copy and/or the nonreceipt of the original signature copy shall have no effect upon the binding and enforceable nature of this Amendment.

[Remainder of this page intentionally left blank.]

        IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.

TECHWELL, INC., a Delaware corporation
By	/s/ MARK VOLL
Mark Voll Chief Financial Officer
Address: 408 East Plumeria Drive San Jose, CA 95134

[Stockholders'/Holders' signatures to follow.]

AGREED AND APPROVED:

MILLENNIA 2000 VENTURE PARTNERS:

(Printed Name of Investor)
By:
Title:

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:

SANYO SEMICONDUCTOR CORPORATION:

/s/ KATSUHITO TAKEI (Printed Name of Investor)
By:	Katsuhito Takei
Title:	Treasurer

TECHWELL, INC.
AMENDMENT NO. 2 TO RIGHTS AGREEMENT

AGREED AND APPROVED:

CSAM FUNDS, on behalf of Credit Suisse Asses Management:

/s/ GABRIELLE WYNN /s/ MARC TROG (Printed Name of Investor)
By:	VP VP
Title:

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:

THE YASUDA ENTERPRISE DEVELOPMENT:

/s/ KAZUSHIGE TACHIBANA
By:	Kazushige Tachibana
Title:	attorney-in-fact

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:

CHINA CENTURY VENTURE CAPITAL CO., LTD:

/s/ ILLEGIBLE
By:
Title:

AGREED AND APPROVED:

CHINA INTERNATIONAL VENTURE CAPITAL CO., LTD:

/s/ ILLEGIBLE
By:
Title:

TECHWELL, INC.
AMENDMENT NO. 2 TO RIGHTS AGREEMENT

AGREED AND APPROVED:

SVIC NO. 4 NEW TECHNOLOGY BUSINESS INVESTMENT LLP

/s/ SANGI KIM
By:	Sangi Kim
Title:	CEO

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:

TCV IV STRATEGIC PARTNERS, L.P.:

/s/ ROBERT BENSKY
By:	Robert Bensky
Title:	attorney-in-fact

TCV IV, L.P.:

/s/ ROBERT BENSKY
By:	Robert Bensky
Title:	attorney-in-fact

TECHWELL, INC.
AMENDMENT NO. 2 TO RIGHTS AGREEMENT

        AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

  /s/  FRANK YU

Frank Yi

TECHWELL, INC.
AMENDMENT NO. 2 TO RIGHTS AGREEMENT

AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

  /s/  PAUL HOFER

Paul Hofer

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

  /s/  MICHELE PORRO

Michele Porro

TECHWELL, INC.
AMENDMENT NO. 2 TO RIGHTS AGREEMENT

AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

  /s/  HSI-NAN CHEN

His-Nan Chen

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

  /s/  FUN-KAI LUI

Fun-Kai Lui

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

  /s/  CHUEN-TSAI CHANG

Chuen-Tsai Chang

TECHWELL, INC.
AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

  /s/  SHOJI SAKAMOTO

Shoji Sakamoto

TECHWELL, INC.
AMENDMENT NO. 2 TO RIGHTS AGREEMENT

AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

  /s/  ISAO SAKAMOTO

Isao Sakamoto

TECHWELL, INC.
AMENDMENT NO. 2 TO RIGHTS AGREEMENT

AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

(Printed Name of Investor)

By:

Title:

TECHWELL, INC.
AMENDMENT NO. 2 TO RIGHTS AGREEMENT

AGREED AND APPROVED:

STOCKHOLDERS/HOLDERS:

(Printed Name of Investor)

By:

Title:

TECHWELL, INC.
AMENDMENT NO. 2 TO RIGHTS AGREEMENT

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  Exhibit 10.12
AMENDMENT NO. 2 TO THE FOURTH AMENDED AND RESTATED RIGHTS AGREEMENT
RECITALS